Exhibit 10.5

FIRST AMENDMENT TO TERM LOAN AGREEMENT

This First Amendment to Term Loan Agreement (this “Amendment”) is made as of September 20, 2013, by and among AMERICAN TOWER CORPORATION, as Borrower (the “Borrower”), THE ROYAL BANK OF SCOTLAND PLC as Administrative Agent (the “Administrative Agent”), and the financial institutions whose names appear as lenders on the signature page hereof.

WHEREAS, the Borrower and the Administrative Agent are party to that certain Term Loan Agreement, dated as of June 29, 2012 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”) among the Borrower, the Administrative Agent and the Lenders from time to time party thereto.

WHEREAS, the Borrower, the Administrative Agent and the Lenders who are signatories hereto and who constitute Majority Lenders have agreed to amend the Loan Agreement pursuant to Section 11.11 of the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Loan Agreement.

2. AMENDMENT. The Loan Agreement is hereby amended as follows:

(a) Section 1.1 of the Loan Agreement is hereby amended by inserting, after the definition of “Capitalized Lease Obligation,” the following new definition:

“Cash Equivalents” shall mean ‘cash equivalents’ as defined under and determined in accordance with generally accepted accounting principles.

(b) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Total Debt” in its entirety and inserting in its place the following:

“Total Debt” shall mean, for the Company and its Subsidiaries on a consolidated basis as of any date, (a) the sum (without duplication) of (i) the outstanding principal amount of the Loans as of such date, (ii) the aggregate amount of Indebtedness plus Attributable Debt of such Persons as of such date, (iii) the aggregate amount of all Guaranties by such Persons of Indebtedness as of such date, and (iv) to the extent payable by the Company, an amount equal to the aggregate exposure of the Company under any Hedge Agreements permitted pursuant to Section 7.1 hereof, as calculated on a marked to market basis as of the last day of the fiscal quarter being tested or the last day of the most recently completed fiscal quarter, as applicable less (b) the sum of all unrestricted domestic cash and Cash Equivalents of the Company and its Subsidiaries as of such date.

Individual Loan Agreement Amendment Signature Page

(c) Section 7.6 of the Loan Agreement is hereby amended by deleting the text thereof and inserting in its place the following:

“As of the end of each fiscal quarter, the Company shall not permit the ratio of (a) Total Debt on such calculation date to (b) Adjusted EBITDA, as of the last day of such fiscal quarter to be greater than (i) from September 30, 2013 to September 30, 2014, 6.50 to 1.00 and (ii) thereafter, 6.00 to 1.00.”

3. BRING-DOWN OF REPRESENTATIONS. The Company hereby certifies that, as of the date of this Amendment, (i) the representations and warranties contained in Section 4.1 of the Loan Agreement are true and correct in all material respects, except for those representations and warranties that are qualified by materiality or Materially Adverse Effect, which shall be true and correct, both before and after giving effect to this Amendment, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of the Loan Agreement except to the extent stated to have been made as of the Agreement Date, and (ii) no Default exists.

4. EFFECTIVENESS. This Amendment shall become effective upon the Administrative Agent receiving this Amendment duly executed by the Borrower and the Majority Lenders.

5. NO OTHER AMENDMENTS. Except as provided herein, each of the other provisions of the Loan Agreement shall remain in full force and effect.

6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission shall be effective as delivery of a manually executed counterpart.

7. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to performed in the State of New York.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year above written.

BORROWER:	AMERICAN TOWER CORPORATION

	By:	/s/ THOMAS A. BARTLETT
	Name:	Thomas A. Bartlett
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

[Signature Page to First Amendment to Loan Agreement]

LENDERS	THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent and a Lender

	By:	/s/ TYLER J. MCCARTHY
	Name:	Tyler J. McCarthy
	Title:	Director

ROYAL BANK OF CANADA,
as Lender

	By:	/s/ D.W. SCOTT JOHNSON
	Name:	D.W. Scott Johnson
	Title:	Authorized Signatory

TORONTO DOMINION (TEXAS) LLC

	By:	/s/ DEBI YASIN
	Name:	Debi Yasin
	Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A.

	By:	/s/ JOHN G. KOWALCZUK
	Name:	John G. Kowalczuk
	Title:	Executive Director

SOVEREIGN BANK, N.A.

	By:	/s/ WILLIAM MAAG
	Name:	William Maag
	Title:	Senior Vice President

[Signature Page to First Amendment to Loan Agreement]

Bank of America, N.A.

By:	/s/ JAY D. MARQUIS
Name:	Jay D. Marquis
Title:	Director

MIZUHO BANK, LTD., as a Lender

By:	/s/ RAYMOND VENTURA
Name:	Raymond Ventura
Title:	Deputy General Manager

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ JOSE CARLOS
Name:	Jose Carlos
Title:	Director

Sumitomo Mitsui Banking Corporation

By:	/s/ DAVID W. KEE
Name:	David W. Kee
Title:	Managing Director

Compass Bank

By:	/s/ MICHAEL DIXON
Name:	Michael Dixon
Title:	Vice President

[Signature Page to First Amendment to Loan Agreement]

FIRST HAWAIIAN BANK

By:	/s/ DAWN HOFFMAN
Name:	Dawn Hoffman
Title:	Senior Vice President

Goldman Sachs Bank USA

By:	/s/ MICHELLE LATZONI
Name:	Michelle Latzoni
Title:	Authorized Signatory

City National Bank

By:	/s/ JEANINE SMITH
Name:	Jeanine Smith
Title:	Vice President

E. Sun Commercial Bank, Ltd., Los Angeles Branch

By:	/s/ EDWARD CHEN
Name:	Edward Chen
Title:	Senior VP & GM

FIRST COMMERCIAL BANK, LTD. a Republic of China Bank acting through its Los Angeles Branch

By:	/s/ JENN-HWA WANG
Name:	Jenn-Hwa Wang
Title:	Vice President & General Manager

[Signature Page to First Amendment to Loan Agreement]

AZB Funding

By:	/s/ HIROSHI MATSUMOTO
Name:	Hiroshi Matsumoto
Title:	Authorized Signatory

The Bank of East Asia, Limited, New York Branch

By:	/s/ JAMES HUA
Name:	James Hua
Title:	SVP

By:	/s/ KITTY SIN
Name:	Kitty Sin
Title:	SVP

Manufacturers Bank

By:	/s/ SEAN WALKER
Name:	Sean Walker
Title:	Senior Vice President

[Signature Page to First Amendment to Loan Agreement]